Investor Presentation APPLIED DIGITAL APRIL 2026

This presentation has been designed to provide general information about Applied Digital Corporation (“Applied Digital” or th e “Company”). Any information contained or referenced herein issuitable only as an introduction to the Company. The information contained in this presentation is for informational purposes only. The information contained herein does not constitute or form a part of, and should not be construed as, anyoffer for sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or salewould be unlawful. This document is not a prospectus. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis formaking an investment decision. Neither the Company, nor any of its respective affiliates make any representation or warranty, express or implied as to, and no reliance should be placed on, thefairness, accuracy, completeness or correctness of any of the information or opinions contained in this presentation. This presentation has been prepared without taking into account theinvestment objectives, financial situation particular needs of any particular person. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform andsolutions of Applied Digital. Forward-Looking Statements This presentation contains forward-looking statements that reflect the Company’s current expectations and projections with respect to, among other things, its financial condition, results ofoperations, plans, objectives, future performance and business. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similarexpressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements include all statements that are not historical facts. Forward-looking statements are based on information available at the time those statements are made and/ormanagement’s good faith beliefs and assumptions as of that time with respect to future events. Such forward-looking statements are subject to various risks and uncertainties. Accordingly,there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Forward-looking statements may include statements about the Company’s future financial performance, including statements that reflect perspectives and expectations regarding leaseagreements and any current or prospective data center campus development; the Company’s expectations regarding net revenue, operating expenses, and its ability to achieve and maintainfuture profitability; the Company’s business plan and ability to effectively manage growth; anticipated trends, growth rates, and ch allenges in the Company’s business, particularly in the fields ofHigh-Performance Computing (HPC) and Artificial Intelligence (AI); further development and market acceptance of technologies relat ed to HPC and AI; further development of the Company’sfacilities and customer base for related services; beliefs and objectives for future operations; trends in revenue, cost of revenue, and gross margin; trends in operating expenses, includingtechnology and development expenses, sales and marketing expenses, and general and administrative expenses, and expectations regarding t hese expenses as a percentage of revenue;statements regarding the closing of any transaction involving the Company's Cloud Services Business; and other statements regarding the Company’s future operations, financial condition, andprospects and business strategies. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as ofthis date. Applied Digital does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments orotherwise. Market and Industry Data This presentation includes information concerning economic conditions, the Company’s industry, the Company’s markets and the Company’s competitive position that is based on a variety ofsources, including information from independent industry analysts and publications, as well as Applied Digital’s own estimates and research. Applied Digital’s estimates are derived from publiclyavailable information released by third party sources, as well as data from its internal research, and are based on such data and the Company’s knowledge of its industry, which the Companybelieves to be reasonable. Any independent industry publications used in this presentation were not prepared on the Company’s behalf. This information involves many assumptions andlimitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in theseindustry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update suchdata after the date of this presentation. An investment in the Company entails a high degree of risk and no assurance can be given that the Company’s objective will be achieved or that investorswill receive a return on their investment. Recipients of this presentation should make their own investigations and evaluations of any information referenced herein. achieved or that investors will receive a return on their investment. Recipients of this presentation should make their own investigations and evaluations of any information referenced herein. AppliedDigital.comInvestor Presentation 2026 2 / 48

TABLE OF CONTENTS AppliedDigital.comInvestor Presentation 2026 01 — Company Overview 02 — Artificial intelligence Data Centers 03 — Polaris Forge 1 04 — Polaris Forge 2 05 — Delta Forge 1 06 — Blockchain Data Centers 07 — Macquarie Transaction +Convertible Bond 08 —Appendix 3 / 46

APPLIED DIGITAL Where Intelligence Is Forged AppliedDigital.comInvestor Presentation 2026 Applied Digital (Nasdaq: APLD) — named Best Data Center in the Americas 2025 by Datacloud — designs, builds, and operates high-performance, sustainably engineered data centers and colocation services for artificial intelligence, cloud, networking, and blockchain workloads. Headquartered in Dallas, TX, and founded in 2021, the company combines hyperscale expertise, proprietary waterless cooling, and rapid deployment capabilities to deliver secure, scalable compute at industry-leading speed and efficiency, while creating economic opportunities in underserved communities through its award-winning Polaris Forge AI Factory model. Applied Digital’s 150 MW Data Center Standard Build 4 / 46

Executive Leadership



Wes Cummins

Chief Executive Officer & Chairman

Chairman and CEO of Applied Digital, which he co-founded, and a veteran technology investor with 20+ years in capital markets. He previously led technology investing at Nokomis Capital, held roles in investment banking and institutional asset management, and founded 272 Capital LP, where he serves as CEO. Wes also serves on the board of Sequans Communications.



Jason Zhang

President & Co Founder

Applied Digital's President and co-founder, and a seasoned tech investor (Harvard BA). He founded Valuefinder and previously invested at Sequoia Capital and MSD Capital, focusing on Artificial intelligence and digital infrastructure.



Saidal Mohmand

Chief Financial Officer

Applied Digital's Chief Financial Officer, previously EVP of Finance leading the company's financial and capital markets strategy. He also serves as Director of Research at 272 Capital (ex-GrizzlyRock) and holds a BBA in Finance & Accountancy from Western Michigan University.



Laura Laltrello

Chief Operating Officer

Applied Digital's Chief Operating Officer with ~20 years in data center operations and large-scale infrastructure. Former VP/GM at Honeywell (Building Automation Services) and Lenovo (Data Center Services), known for execution and P&L leadership.



Todd Gale

Chief Development Officer

Applied Digital's Chief Development Officer with 45+ years building hyperscaler-grade, mission-critical data centers. Former VP Engineering at Flexential and SVP at Terremark, he designed North America's first Tier IV Design Certified colocation facility and pioneered efficient cooling.



Erin Kraxberger

Chief Marketing Officer

Applied Digital's CMO, aligning marketing with business goals to grow enterprise demand and investor visibility. She brings ~20 years across finance and tech marketing; COO of 272 Capital and former Head of Marketing & IR at SCW Capital (ex-investment banking/FP&A).



Mark Chavez

Chief Compliance Officer & GC

Applied Digital's Chief Compliance Officer and General Counsel with 22+ years across energy, tech, and renewables. He leads legal strategy, compliance, and risk; previously served as in-house counsel handling litigation, regulatory actions, M&A, financings, and governance.



Rich Todaro

Corp Dev. & Investor Relations

VP of Corporate Development and Director of Investor Relations at Applied Digital, a Finance leader with nearly three decades of experience; former board member at WidePoint, Telenav, and B. Riley, and former VP & Portfolio Manager at Kennedy Capital Management.

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Company Timeline

2021 - 2022

Blockchain Genesis

- Launched **106 MW Blockchain Data Center** in Jamestown, ND
- Launched **180 MW Blockchain Data Center** in Ellendale, ND
- Launched **200 MW Blockchain Data Center**, in Garden City, TX
- Completed IPO and **uplisted to NASDAQ**



2023

Strategic Shift - HPC

- **Launched Cloud Business**, Applied Digital Cloud
- **9 MW HPC** Data Center in Jamestown, ND
- Initiated **construction on a 100 MW AI Data Center** in Ellendale, ND — with **expansion capacity up to 1 GW**



2024

Positioning for Growth

- **Sold 200 MW** Garden City location in Texas (non-core strategic asset)
- **Secured $160m** in funding from inst. accredited Investors, & NVIDIA
- Issued $450m in convertible notes at a 2.75% interest rate



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Company Timeline AppliedDigital.comInvestor Presentation 2026 7 / 46 AI Data Center Expansion 2025 AI Data Center Expansion 2026 CoreWeave - Signed three 15-year leases with three 5-year options for 3 buildings at Polaris Forge 1, utilizing 400 MW of IT load U.S. Based Investment-Grade Hyperscaler - Signed two 15-year leases with two 5-year options for 2 buildings at Polaris Forge 2, utilizing 200 MW of IT load Worked with Macquarie Asset Management for funding of up to $5.0 billion that can support over 2 GW of AI Data Center development U.S. Based High Investment-Grade Hyperscaler - Signed two 15-year leases with three 5-year options for 2 buildings at Delta Forge 1, utilizing 300 MW of IT load Plan to spin out the Applied Digital Cloud as a separate company

Business Overview AppliedDigital.comInvestor Presentation 2026 Customers: Hyperscale organizations requiring high-capacity data centers to meet the power needs of AI and GPU driven applications Key Segment Stat: 1 GW of Critical IT load under construction, out of which 900 MW is fully contracted on long term leases. Executed seven long-term leases across three data center campuses with three Hyperscalers, representing approximately $23 billion in anticipated aggregate rental revenue Customers: Bitcoin miners – largest customer Marathon Digital, Stock Symbol MARA Key Segment Stat: 286 MW’s operating today. Applied Digital’s current focus remains to prioritize the build-out of AI Factories to support demand 8 / 46 Artificial Intelligence Data Centers Blockchain Data Centers

ARTIFICIAL INTELLIGENCE ARTIFICIAL INTELLIGENCE AppliedDigital.comInvestor Presentation 2026 9 / 46 02 Rising Power Demand from AI and the Impact on Data Centers

AppliedDigital.comInvestor Presentation 2026 Google Request: 0.3 watt-hours vs ChatGPT request: 3.5. watt-hours AI Queries Require 15x the Electricity of Traditional Queries (2) ChatGPT Surpassed 1 Billion Monthly Visits by 2023(1) Source: OpenAI, Nvidia and Melius Research Estimates Chatgpt Usage Surprises Hyperscalers, Data Centers, And Utilities (1) DemandSage, ChatGPT Statis tics (2025) (2) Medium, Is ChatGPT the Next Energy Guzz ler? 10 / 46

AppliedDigital.comInvestor Presentation 2026 Compute Curve is Steeping due to heavier workloads 1X 10X 100X 1,000X 10,000X 100,000X 1,000,000X COMPUTE MULTIPLE VS. BASELINE(3) Compute needsby task vs single shot chatbots SINGLE-SHOT CHATBOT IMAGE GENERATION REASONING (CHAIN-OF-THOUGHT) VIDEO GENERATION (10 SECONDS) DEEP RESEARCH 1X ~10X ~100X ~1,000,000X+ ~3,000X (3) OpenAI, Nvidia and Melius Re search Estimates 11 / 46

GPU's Demand More Power

CHIPS	RELEASE YEAR	POWER PER RACK[4]	EST.TDP
CPU (10-20 kW per Rack)	**NA**	10-20 kW	300 W
A100/A800 (Ampere)	**2020 / 2022**	14.4 kW	350 W
H100 /200 (Hopper)	**2023/2024**	**50 kW**	**1,000 W**
GB200/GB300 (Blackwell)	**2024/2025**	130 kW	1,200 W
VR200/VR300 (Vera Rubin)	**2026**	150+ kW	2,520 W
RU200/RU300 (Rubin Ultra)	**2027E**	~600 kW	3,600 W
F200/F300 (Feynman)	**2028E**	~900 kW	5,800 W
FU200/FU300 (Feynman Ultra)	**2029E**	~1,100 kW	6,000 W
PF200/PF300 (Post-Feynman)	**2030E**	~1,200 kW	6,000+ W

****Less than 10% of facilities** can support 50KW density[5]



(4) Demand Jefferies – presentation – AI to Drive Increasing Demand for Data Centers & Power

(5) Spear Investments & company reports

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AppliedDigital.comInvestor Presentation 2026 50 45 40 35 30 25 20 15 10 5 0 Ja n- 1 4 Ju n- 1 4 N o v- 1 4 A p r- 1 5 S e p- 1 5 F e b -1 6 Ju l-1 6 D e c- 1 6 M a y- 1 7 O c t- 1 7 M a r- 1 8 A u g- 1 8 Ja n- 1 9 Ju n- 1 9 N o v- 1 9 A p r- 2 0 S ep -2 0 F e b -2 1 Ju l-2 1 D e c- 2 1 M a y- 2 2 O c t- 2 2 M a r- 2 3 A u g- 2 3 Ja n- 2 4 Ju n- 2 4 N o v- 2 4 A p r- 2 5 Data Center Construction Spending Has Tripled Since 2022 (6) TrendBefore Nov 2022 ($B)DataCenter Spending ($B,SAAR) TrendAfter Nov 2022 ($B) 30000 20000 10000 0 80000 70000 60000 50000 40000 J a n -2 0 M a y -2 0 S e p -2 0 J a n -2 1 M a y -2 1 S e p -2 1 J a n -2 2 M a y -2 2 S e p -2 2 J a n -2 3 M a y -2 3 S e p -2 3 J a n -2 4 M a y -2 4 S e p -2 4 J a n -2 5 M a y -2 5 Data Center Construct ion Soon to Surpass General Off ice Construction(7) General Office ($mn SAAR) Data Centers ($mn SAAR) Value of data centersunderconstruction is on track to surpassoffice buildingsassoon as this year Construction is Exploding AI Infrastructure Demand Is Reshaping Global Construction Markets (6) U.S. Census Bureau | Chart: American Gas Association (7) Haver Analytics, G oldman Sachs Global Investment Research 13 / 46

AppliedDigital.comInvestor Presentation 2026 Hyperscalers Capex Estimates >$700B in 2027(8) (8) "Approximate calendar-year basis . Base d on company guidance + analyst consensus (Feb 2026). Projections subje ct to change. Source XAI" 14 / 46 0 100 200 300 400 500 600 700 800 900 2027 ($B) 2026 ($B) 2025 ($B) 2024 ($B) 2023 ($B) AMAZON ALPHABET META MICROSOFT ORACLE COREWEAVE 2027 2026 2025 2024 2023 CAPEX TOTAL

AppliedDigital.comInvestor Presentation 2026 0 200 400 600 800 1000 1200 1400 1600 1800 2000 1930s Public Works Manhattan Project (1944) Electricity Expansion (1949) Apollo Project (1964) Interstate Highway System (1966) Broadband Capex (2000) Total Largest Infrastructure Projects (U.S.) 2023 Hyperscalers CapEx 2024 Hyperscalers CapEx 2025 Hyperscalers CapEx 2026 Hyperscalers CapEx Estimate 2027 Hyperscalers CapEx Estimate Total AI CapEx Since ChatGPT Launch (2023– 2027) Infrastructure ($B) AI CapEx ($B) **10 Years** **5 Years** **20 Years** **13 Years** **25 Years** **5 Years** **5 Years** AI CapEx Is Outpacing a Century of U.S. Infrastructure Inflation-Adjusted Estimated Total ($ Billion) (9) Manhattan District History, BEA, P lanetary Society, Eno Cente r for Transportation, San Francisco Fed, H oover archives, Baruch , GoldenG ate. org, Ne w York Times, JPMAM, 2 025 15 / 46 (9)

Power Availability

Constraining AI Data Center Market and AI Rollout

- Global demand for data center capacity is projected to triple by 2030[10]
- Boston Consulting Group estimate that the **U.S. data center power shortage could exceed 45 GW is projected by 2030**[10]
- **The U.S. Department of Energy (DOE)** projects the grid will need 100 GW of new capacity by 2030, with ~50 GW driven by data centers[11]
- *1 GW+ is equivalent to the power output of one nuclear power plant*



ENERGY SOURCE	~BUILD TIME
Natural Gas	~2-4 Years
Solar + Wind + Batteries *(Combo)*	~2–4 Years Total
Nuclear *(Typical)*	~10-15 Years Total

(10) Boston Consulting Group's January 2025 report, titled "Breaking Barriers to Data Center Growth"
(11) Risk of power outages increase 100x by 2030, warns DOE

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From Population to Power

Hyperscalers Pivot Inland in Search for Power



Meta
Microsoft
Meta
PF1
PF2
Microsoft
Google
Google
amazon
DF1
ORACLE
OpenAI
amazon
Meta
Legend
Traditional Data Centers
Hyperscale Data Centers
Applied Digital Data Centers

APPLIED AI FACTORIES

Region	*Critical IT Load
PF1- Polaris Forge 1 - CoreWeave Ellendale, North Dakota • 400 MW Contracted • 100 MW Energized • 300 MW Under Construction	400 MW
PF2- Polaris Forge 2 – Investment Grade Hyperscaler Harwood, North Dakota • 200 MW Contracted • 300 MW Under Construction	300 MW
DF1- Delta Forge 1 – High Investment Grade Hyperscaler Alexandria, Louisiana • 300 MW Contracted • 300 MW Under Construction	300 MW

*Critical Load: Critical IT Load refers to the amount of electrical power dedicated solely to the computing equipment (such as servers, storage, and networking gear) within a data center. It excludes supporting infrastructure like cooling,

** Pipeline includes power agreements and options on land - includes expansion at current sites as well as near-term new sites undergoing active development and permitting

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Power & Site Pipeline

I. TOTAL OF CURRENT SITES **(1 GW *CRITICAL IT)**

Operating Capacity **(100 MW Critical IT)**	Polaris Forge 1 – Building 1**: 100 MW**
Under Construction **(900 MW Critical IT)**	Polaris Forge 1: **300 MW** Polaris Forge 2: **300 MW** Delta Forge 1: **300 MW**
Contracted **(900 MW Critical IT)**	In-Negotiation: **100 MW**

II. ACTIVE PIPELINE SITES **(~3.5 GW *UTILITY POWER)**

Includes:

- Multiple near-term greenfield / new sites in active development in multiple states
- Expansions at existing sites – many with scalable capacity up to 1 GW each

Power pipeline includes sites with land under control and/or executed utility agreements for power delivery. This encompasses expansions at existing facilities as well as near-term greenfield/new sites actively progressing through development and permitting processes. Expansions at existing sites may necessitate new generation capacity, transmission lines, transformers, substations, or other infrastructure enhancements.

III. EXTENDED PIPELINE **(>5 GW *UTILITY POWER)**

Power and land in early stages of discussion or due diligence.


PF1


PF2


DF1

*The described power pipeline, including sites under control/executed agreements and projected expansions/greenfield developments, constitutes forward-looking information; actual outcomes may differ due to risks in permitting, infrastructure needs (e.g., generation, transmission, substations), regulatory approvals, and market conditions

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AppliedDigital.comInvestor Presentation 2026 Supply Chain Applied Secured hundreds of MW of Supply Chain before the Market Tightened (14) Worl Wide Te chnology - AI day presentation. 19 / 46 20 1 9 20 2 3 20 2 5/ 2 6 GENERATORS UPS SWITCHGEAR PDUS 24-40 WEEKS 40-64 WEEKS 72-96 WEEKS 24-40 WEEKS 64-80 WEEKS 45-50 WEEKS 52-78 WEEKS 32-48 WEEKS 12-20 WEEKS 8-12 WEEKS 4-28 WEEKS 32-40 WEEKS DC Equipment Lead Time (14)

North Dakota Strategic Advantages

1 Abundant Energy

North Dakota generated 50% more electricity than it used in 2023, producing 42 million MWh vs 28 million MWh consumed [15]

2 Low Build and Operation Cost

North Dakota offers some of the lowest electricity costs, about 24% below the national average[16]

3 Favorable Climate

North Dakota's cold weather results in over 200 days a year of free cooling[17]

4 Economic Incentives

State incentives reduce initial capital expenditures and ongoing operations cost

5 First Mover Advantage

State locked in energy prior to the AI movement, ensuring ample resources amidst rising demand


Applied Digital's facilities in North Dakota are located within a 100 mile radius of 2 gigawatts of wind power.
JAMESTOWN
ELLENDALE

(15) U.S. Energy Information Administration (EIA), Electricity Data – North Dakota (www.eia.gov/electricity/state/northdakota)
(16) North Dakota Commerce Department & Electricity Local(www.commerce.nd.gov & electricitylocal.com)
(17) Applied Digital White Paper - https://www.applieddigital.com/white-papers/ai-factory-a-case-study-for-total-cost-of-ownership

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AppliedDigital.comInvestor Presentation 2026 Structural Advantage Applied’s locations offer lower labor competition while still benefiting from the presence of major hyperscalers K E Y • P L A N N E D • O P E R A T I N G (18) https ://cle anview.co/public/data-ce nters/us 21 / 46

Structural Advantage

APLD operates within MISO, one of the nation's most reliable and lowest-cost power markets

Midcontinent Independent System Operator (MISO) Pricing Map[19]



PF2
PF1
MINN.HUB
41.30
ILLINOIS.HUB
ARKANSAS.HUB
TEXAS.HUB
DF1

Transmission Planning and Development Regional Report Card[20]



Northwest/
Northern Grid
D+
California/
CAISO
A-
Southwest/
WestConnect
C-
Plains/
SPP
B-
Texas/
ERCOT
D-
Midwest/
MISO
B
Southeast/SERTP,
SCRTP, FRCC
F
MidAtlantic/
PJM
C
New York/
NYISO
B-
New England/
ISO-NE
B

Note: This snapshot highlights pricing at a moment in time—rates vary based on market conditions

(19) Midcontinent Independent System Operator (MISO), LMP Contour Map (api.misoenergy.org/MISORTWD/lmpcontourmap.html)

(20) Americans for a Clean Energy Grid (ACEG), Transmission Planning and Development Regional Report Card (2023–2026 updates), cleanenergygrid.org

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AppliedDigital.comInvestor Presentation 2026 Robust Connectivity These extensive fiber networks pass through our regions Fiber networks are critical for AI Data Centers performance 23 / 46

POLARIS FORGE 1 POLARIS FORGE 1 AppliedDigital.comInvestor Presentation 2026 24 / 46 03 400 MW AI CAMPUS OVERVIEW

AppliedDigital.comInvestor Presentation 2026 PF1 COREWEAVE RELATED LEASES (21) Presented on a calendar-year basis  (22) Contracted revenue figures exclude any amounts attributable to pass-through power (23) See Appendix on manage ment sche dule on Non-GAAP Measures  400 MW Contracted Critical IT Load ~15 Year Base Term With Three 5-Year Options ~$11B Contracted Revenue for 400 MW Base Term(22) 88%+/- 3% Expected Site NOI Margins (23) $11M-$13M Anticipated CapEx Per MW PF1 BUI LDING 1 - 100 MW ✓ Calendar – 2H 2025 (21) PF1 BUI LDING 2 – 150 MW PF1 BUILDING 3 – 150 MW o Calendar – 2H 2026 (21) o Calendar – 1H 2027 (21) PF1 – 1 PF1 – 2 PF1 – 3 25 / 46

AppliedDigital.comInvestor Presentation 2026 PF1 BUILDING 1 – 100 MW 26 / 46 Our advantage comes from access to megawatts of affordable energy and a team capable of rapidly building high-quality data centers.

AppliedDigital.comInvestor Presentation 2026 PF1 BUILDING 2 – 150 MW Our advantage comes from access to megawatts of affordable energy and a team capable of rapidly building high-quality data centers. 27 / 46

AppliedDigital.comInvestor Presentation 2026 PF1 BUILDING 3 – 150 MW 28 / 46 Our advantage comes from access to megawatts of affordable energy and a team capable of rapidly building high-quality data centers.

AppliedDigital.comInvestor Presentation 2026 Polaris Forge 1 – CoreWeave - Secured 3 leases for a combined 400 MWs — unlocking ~$11B in anticipated aggregated contract value over a 15-year horizon. This marks a transformative milestone in our AI data center strategy. Estimated 2025 Cloud Market Revenue vs. NVIDIA GPU Share(24) (24) Bloomberg (data as of June 13, 2 025); Coatue analysis and estimate s (June 2025). (25) Visual Capitalis t, The World’s Most Powerful Compute Cluste rs (June 2023 ) PF1 COREWEAVE RELATED LEASES 29 / 46 (25)

POLARIS FORGE 2 POLARIS FORGE 2 AppliedDigital.comInvestor Presentation 2026 30 / 46 04 200 MW AI CAMPUS OVERVIEW

PF2 INVESTMENT-GRADE HYPERSCALER LEASES

Secured **2 leases** for a combined **200 MW** at Polaris Forge 2 Unlocking **~$5B in anticipated aggregated contract value** over a ~15-year horizon

200 MW
Contracted Critical IT Load

2H26-1H27
Expected Delivery Dates[21]

~15 Year Base Term
With Two 5-Year Options



PF2 – 2
PF2 – 1

~$5B
Contracted Revenue for 400 MW Base Term[22]

86%+/- 3%
Expected Site NOI Margins [23]

$11M-$13M
Anticipated CapEx Per MW

(21) Presented on a calendar-year basis
(22) Contracted revenue figures exclude any amounts attributable to pass-through power
(23) See Appendix on management schedule on Non-GAAP Measures

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AppliedDigital.comInvestor Presentation 2026 PF2 BUILDING 1 – 150 MW 32 / 46 Our advantage comes from access to megawatts of affordable energy and a team capable of rapidly building high-quality data centers.

AppliedDigital.comInvestor Presentation 2026 PF2 BUILDING 2 – 150 MW 33 / 46 Our advantage comes from access to megawatts of affordable energy and a team capable of rapidly building high-quality data centers.

DELTA FORGE 1 DELTA FORGE 1 AppliedDigital.comInvestor Presentation 2026 34 / 46 03 300 MW AI CAMPUS OVERVIEW

DF1 HIGH INVESTMENT-GRADE HYPERSCALER LEASES

Secured **2 leases** for a combined for a combined **300 MW** at Delta Forge 1 Unlocking **~$7.5B in anticipated aggregated contract value** over a ~15-year horizon

300 MW
Contracted Critical IT Load

1H27-1H28
Expected Delivery Dates[21]

~15 Year Base Term
With Three 5-Year Options



~$7.5B
Contracted Revenue for 300 MW Base Term[22]

85%+/- 3%
Expected Site NOI Margins [23]

$11M-$13M
Anticipated CapEx Per MW

(21) Presented on a calendar-year basis
(22) Contracted revenue figures exclude any amounts attributable to pass-through power
(23) See Appendix on management schedule on Non-GAAP Measures

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BLOCKCHAIN BLOCKCHAIN AppliedDigital.comInvestor Presentation 2026 36 / 46 03 OPERATIONS OVERVIEW

AppliedDigital.comInvestor Presentation 2026 Blockchain Footprint The company focuses solely on infrastructure and supporting services, without owning any mining equipment Jamestown Ellendale N ORT H D AKOTA EL N0 1 ~ 1 0 6 M W ~ 1 8 0 M W Applied Digital operates two data centers with a combined capacity of ~286 MW, providing energized space for blockchain mining customers 37 / 46

MACQUARIE MACQUARIE AppliedDigital.comInvestor Presentation 2026 38 / 46 03 OVERVIEW

AppliedDigital.comInvestor Presentation 2026 Transaction Overview + Macquarie, #1 Infrastructure Investment Manager(25), has agreed to collaborate with Applied Digital, potentially committing up to $5B in capital, which could unlock $25B for Data Centers. “Applied Digital has a differentiated strategy with access to a unique near- term power portfolio across North America … The significant progress at the Ellendale HPC campus makes this a very compelling opportunity for us as well as for potential hyperscale customers … we see this as highly attractive opportunity to help build an industry-leading HPC data center company well positioned in these high growth segments of the market.” – Anton Moldan, Senior Managing Director of MAM 39 / 46

AppliedDigital.comInvestor Presentation 2026 Transaction Overview MACQUARIE ASSET MANAGEMENT (MAM) TRANSACTION FOR INVESTMENT GRADE HYPERSCALERS: APLD Subsidiary: HPC Holdings LLC (“APLDH”) 85% Applied Digital 15% MAM Example 100 MW ➢MAM Preferred Equity investment: $225 mm ➢APLD equity investment: ~$0-$35mm +/- ➢ The remaining amount will be financed (assumes 80% Loan to Cost - LTC) Ownership Structure: MAM will have the right to invest in future hyperscaler projects. At closing, Macquarie will receive a 15% common equity interest in APLD HPC Holdings, a subsidiary of APLD, which will hold the data centers MAM helps finance. Projects financed outside of MAM's investments will be owned and held separately by APLD. :Disclosures: **Subject to ne gotiation of additional definitive docume ntation . 40 / 46

Transaction Overview

EXAMPLE OF THE MACQUARIE TRANSACTION CAPITALIZATION TABLE:

Macquarie expect to invest: **$2.25 million for every 1 MW** - Perpetual Preferred Equity -for Ellendale Campus & Future Campuses

Applied Digital expect to invest: ~**$0.75 million for every 1 MW** - Future Campuses

**This model is based on an 80% Loan to Cost (LTC)

	$MM	$/MW	% of Cap	Economic Interest
100 MW Development Cost	~$1,000 - ~$1,300+	~$10-~$13+	100.0 %	--
Capitalization				
Project Debt Financing	~$775 - $1,040		~80%	--
Macquarie Preferred Equity (12.75% PIK Interest)	$225		~17.3% - ~22.5%	--
APLD Common Equity	**~$0-~$35+**		**~0%-~2.7%+**	**85.0 %**
MAM Common Equity	--		--	15.0 %
Total Capitalization of Cost	**$1,000-$1,300**		**100.0 %**	**100.0 %**

Disclosures:

**Subject to negotiation of additional definitive documentation.

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Transaction Overview

MACQUARIE ASSET MANAGEMENT (MAM) TRANSACTION FOR POLARIS FORGE 1 / COREWEAVE CAMPUS:

Ownership Structure: At closing, Macquarie will receive a 7.5% common equity interest in APLD HPC TopCo 2 LLC, a subsidiary of APLD, which will hold the data centers MAM helps finance.

Additionally, MAM will have the right to invest in future hyperscaler projects. Projects MAM elects to invest in will be heldby APLD HPC Holdings.

Projects financed outside of MAM's investments will be owned and held separately by APLD.

APLD Subsidiary: APLD HPC TopCo 2 LLC	
85% Applied Digital	7.5% MAM

Example 100 MW

- ➢ MAM Preferred Equity investment: $112.5 mm
- ➢ APLD equity investment: ~$277.5 mm +/-
- ➢ The remaining amount will be financed (assumes 70% Loan to Cost - LTC) with debt

MACQUARIE

Disclosures:

**Subject to negotiation of additional definitive documentation.

Investor Presentation 2026

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AppliedDigital.com

AppliedDigital.comInvestor Presentation 2026 Transaction Overview SUMMARY OF THE MACQUARIE TRANSACTION CAPITALIZATION TABLE: Issuer ◼ APLD HPC TopCo 2 LLC (“APLDT”) , an indirect wholly-owned subsidiary of Applied Digital Initial Funding / Closing ◼ At least $225 million funded at Closing (availability of up to $2.25 million per 1MW capacity under lease) Facility ◼ Preferred Equity and attached Common Equity (representing 15% of common equity in APLDT) Maturity ◼ Perpetual Dividend ◼ 12.75% payable semi-annually in kind (PIK) or cash during years 0 – 5 ◼ One time increase +0.875% for year 6, payable in PIK or cash ◼ One-time additional increase +0.875% for years 7-10 ◼ Increases +2% per year beginning in year 11, subject to 16.75% cap, payable semi-annually in cash ◼ Rate step-up upon asset financing for amount above 8.75% Liquidation Preference ◼ For Preferred Equity and attached Common Equity, the greater of (i) Accreted Amounts plus FMV Common Equity and (ii) 1.8x MOIC on Preferred Equity Investment Redemption / Exit Provision ◼ APLDT may redeem all Preferred Equity and attached Common Equity anytime after the 5th anniversary for price equal to Liquidation Preference ◼ MAM has right to force redemption in connection with a sale of APLDT or to force a sale of APLDT if Preferred Equity remains outstanding after year 7 Other Terms ◼ MAM has a right to invest up to an additional $5 billion across Applied Digitial's future HPC data center pipeline ◼ Draw period of 30 months for additional hyperscaler leases executed prior to the 15-month anniversary of Closing ◼ Applied Digital to recover over an estimated $300 million of its equity investment in the Ellendale HPC Campus once RFS date for all Ellendale sites reached ◼ APLDT to be managed by a board of managers controlled by Applied Digital designees, subject to MAM's governance and step-in right :Disclosures: **Subject to ne gotiation of additional definitive docume ntation . 43 / 46

AppliedDigital.comInvestor Presentation 2026 Convertible Bond Overview ISSUED $450M IN CONVERTIBLE NOTES AT 2.75% INTEREST RATE 44 / 46

Find out more about us at www.applieddigital.com For inquiries, contact info@appliddigital.com Corporate HQ Applied Digital Corporation 3811 Turtle Creek Blvd. Suite 2100 Dallas, TX 75219 Investor Relations Contacts Matt Glover and Ralf Esper Gateway Group, Inc. (949) 574-3860 APLD@gateway-grp.com

Non-GAAP Financial Measures This Investor Presentation contains the following financial measures: Net Operating Income (NOI) and NOI Margin (as defined below), each of which is not calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non- GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, or revenue. The Company cannot reconcile itsexpected site NOI and NOI Margin without unreasonable effort because certain items that impactnet operating income and other reconciling metrics are out of the Company’s control and/or cannot be reasonably predicted at this time. Net Operating Income (NOI) and NOI Margin are non-GAAP financial measures that the Company defines as follows: NOI represents rental revenue less rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI Margin is a ratio calculated by dividing NOI by aggregate rental revenue and is expressed as a percentage (“NOI margin”). NOI is commonly used by stockholders, a company’s management and industry analysts as a measurement of operating per formance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of the Company’s data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of the Company’s data centers, all of which have real economic effect and could materially impact the Company’s results of operations, the utility of NOI and NOI Margin as measures of the Company’s performance is limited. Other companies, including REITs, may calculate NOI and NOI Margin differently than we do and, accordingly, our NOI and NOI Margin may not be comparable to these companies’ NOI and NOI Margin. These non- GAAP financial measures should be considered only as supplemental to financial measures such as net income, computed in accordance with GAAP, as measures of Company’s performance. NOI reflects expected stabilized net operating income and is a non- GAAP financial measure. Actual results may differ materially due to lease-up timing, operating costs, and other factors. Appendix Management Statements on Non-GAAP Measures